American Funds
College Target Date Series®

Prospectus Supplement

February 2, 2015

(for prospectus dated January 1, 2015)

The first table under the heading “Class 529-A shares” in the “Sales charges” section of the prospectus is amended in its entirety to read as follows:

Sales charges for all of the funds in the American Funds College Target Date Series with the exception of American Funds College Enrollment Fund

Investment	Sales charge as a percentage of:
	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $100,000	4.25%	4.44%	3.50%
$100,000 or more but less than $250,000	3.50	3.63	2.75
$250,000 or more but less than $500,000	2.50	2.56	2.00
$500,000 or more but less than $750,000	2.00	2.04	1.60
$750,000 or more but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Keep this supplement with your prospectus.

Lit. No. MFGEBS-125-0115O Printed in USA CGD/AFD/10039-S46469

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

American Funds College Target Date Series® Statement of Additional Information Supplement February 2, 2015 (for statement of additional information dated January 1, 2015)

The first paragraph under the heading “Trustee compensation” in the “Management of the series” section of the statement of additional information has been amended in its entirety to read as follows:

No compensation is paid by the series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — ‘Independent’ trustees” table under the “Management of the series” section in this statement of additional information, all other officers and trustees of the series are directors, officers or employees of the investment adviser or its affiliates. The boards of the series and other funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The series typically pays each independent trustee an annual fee, which ranges from $622 to $1,243, based primarily on the total number of board clusters on which that independent trustee serves.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-122-0115O CGD/10149-S46443